UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 11, 2024

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Victory Capital Holdings, Inc. ("Victory Capital" or the "Company") held a special meeting of shareholders on October 11, 2024 (the "Special Meeting"). The undersigned, duly appointed proxies by shareholders of Victory Capital, hereby cast all votes as designated and in the manner instructed on the items properly brought before the meeting, as set forth below.

1)
To approve the issuance to Amundi Asset Management S.A.S. ("Amundi") of (a) a number of newly issued shares of Victory Capital’s common stock, par value $0.01 per share ("Victory Common Stock"), representing 4.9% of the number of issued and outstanding shares of Victory Common Stock, after giving effect to that issuance, and (b) a number of newly issued shares of a new series of non-voting convertible preferred stock, par value $0.01 per share, of Victory Capital, which will be designated as Series A Non-Voting Convertible Preferred Stock ("Victory Preferred Stock") and which, together with the shares of Victory Common Stock issued to Amundi, will in the aggregate represent 26.1% of Victory Capital’s fully diluted shares after giving effect to such issuances, in each case, pursuant to the terms and subject to the conditions of the Contribution Agreement (the “Contribution Agreement”) by and among Victory Capital, Amundi, and solely for certain purposes set forth therein, Amundi S.A. and subject to certain adjustments as contemplated in the Contribution Agreement.

FOR	AGAINST	ABSTAIN

59,642,383	41,788	78,421

2)
To amend the Company's Second Amended and Restated Certificate of Incorporation to increase its authorized number of shares of Victory Preferred Stock, par value $0.01 per share, to 100,000,000.

FOR	AGAINST	ABSTAIN

39,893,306	19,837,212	32,074

3)
To amend the Company’s Second Amended and Restated Certificate of Incorporation to expand its existing corporate opportunities waiver provision to permit Amundi and its affiliates to benefit from such provision.

FOR	AGAINST	ABSTAIN

35,780,423	23,940,449	41,720

4)
To approve the adjournment of the Special Meeting, whether or not a quorum is present, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the share issuance proposal, the authorized preferred share increase proposal or the corporate opportunities proposal.

FOR	AGAINST	ABSTAIN

52,490,116	7,196,600	75,876

Item 7.01. Regulation FD Disclosure.

On October 14, 2024, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated October 14, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: October 15, 2024	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer